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           U.S. SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

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                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) October 10,1997


                         DEOTEXIS, INC.
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     (Exact Name of Registrant as Specified in Its Charter)


         NEVADA                       0-23328                 13-3666344
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(State or Other Jurisdiction of     (Commission            (I.R.S. Employer
 Incorporation or Organization)     File Number)         Identification Number)


   599 Lexington Avenue, Suite 2300, New York, New York  10022
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          (Address of Principal Executive Offices)


                        (212) 836-4800
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       (Registrant's Telephone Number, Including Area Code)


                  Zeron Acquisitions II, Inc.
                370 Lexington Avenue, Suite 1808
                      New York, New York 10017
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 (Former Name, Former Address and Former Fiscal Year, if Changed
                     Since Last Report)

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     ITEM 1 - CHANGES IN CONTROL OF REGISTRANT

              (a) On October 10, 1997, the Stock Purchase Agreement dated September 30, 1997 (the "Stock Purchase Agreement") among the Registrant, Overton Holdings Limited, a corporation formed under the laws of the Turks & Caicos Islands, British West Indies ("OHL"), Gary Takata, Shigeru Masuda and Gerold Tebbe, closed. Pursuant to the terms of the Stock Purchase Agreement, the Registrant issued 4,183,125 newly-issued and non-registered shares of Common Stock, $.001 par value (the "New Shares"), to OHL, in return for a cash payment to Registrant of $4 million from OHL, and the transfer to Registrant, for nominal consideration, plus future royalties tied to the revenues recognized by Registrant from the commercial exploitation thereof, of certain patents, patent applications and related intellectual property owned by Gerold Tebbe or entitles owned and controlled by him. OHL is 100% beneficially owned by Gerold Tebbe. The New Shares account for 92% of the issued and outstanding Common Stock of Registrant, and therefore give OHL control over Registrant. Prior to the closing of the Stock Purchase Agreement, Gary Takata, then President, Secretary and a Director of Registrant, and Shigeru Masuda, then Chairman of the Board of Directors of Registrant, together beneficially owned 55.2% of the Common Stock of Registrant and controlled Registrant. Upon the closing of the Stock Purchase Agreement and in accordance with the provisions thereof, Mr. Masuda resigned as a Director of Registrant, and Mr. Takata resigned his officerships and directorship with Registrant, and appointed Gerold Tebbe sole Director. Following the closing, Mr. Tebbe, as sole Director, appointed himself President, Treasurer and Secretary of Registrant.

              Gerold Tebbe capitalized OHL with approximately $4 million in personal funds, $1.5 million of which is equity, and $2.5 million of which is a loan by Mr. Tebbe to OHL, payable on demand.

              (b)  See the Registrant's Information Statement on
     Schedule 14f-1, attached hereto as Exhibit 1, which Schedule was mailed to each of Registrant's stockholders on September 26, 1997, and which was filed with the SEC on September 30, 1997, for certain information regarding the terms and provisions of the Stock Purchase Agreement, information regarding Gerold Tebbe and OHL, and for additional information regarding OHL's ownership of Registrant's Common Stock and the future management of Registrant.

     ITEM 5 - OTHER EVENTS

              On October 13, 1997, by action by written consent without a meeting, OHL, as majority stockholder of Registrant, acted to amend the Registrant's Articles of Incorporation to change the Registrant's corporate name to "Deotexis, Inc." An Amendment to the Registrant's Articles of Incorporation was prepared and filed with the Secretary of State of Nevada on October 15, 1997. On October 22, 1997, all of the non-consenting stockholders of Registrant were sent written notification of the action taken by the majority stockholder to change the Registrant's name. The notice sent to the stockholders of Registrant is attached hereto as Exhibit 2.

     ITEM 9 - SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

              The New Shares sold by Registrant to OHL pursuant to the Stock Purchase Agreement were not registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption therefrom afforded by Regulation S under the Act. The New Shares consisted of 4,183,125 shares of the Common Stock, $.001 par value, of Registrant, and the sale thereof closed on October 10, 1997. All of the New Shares were purchased by OHL for $4 million in cash. The transaction was not underwritten, and therefore no underwriting discounts or commissions were paid.

              The New Shares were issued by Registrant without
     registration under the Act in reliance on the exemption from registration afforded by Regulation S under the Act.  The
     Registrant relied upon an opinion of counsel to Gerold Tebbe and
     OHL, as well as representations and warranties
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     made by Gerold Tebbe and OHL in the Stock Purchase Agreement, to
     establish the necessary factual basis to determine that the Regulation S exemption was available. OHL is a corporation formed under the laws of the Turks & Caicos Islands, British West Indies. The certificates representing the New Shares were delivered to OHL upon the closing of the Stock Purchase Agreement at OHL's offices in Providenciales, Turks & Caicos, British West Indies. Gerold
     Tebbe is a German national residing in Monaco. Further, each of Gerold Tebbe and OHL represented and warranted to Registrant in the Stock Purchase Agreement that (a) neither is a "U.S. Person," as defined in Rule 902(o) of Regulation S, and (b) that the purchase of the New Shares by OHL would not take place within the "United States," as defined in Rule 902(p) of Regulation S.

     INFORMATION REGARDING USE OF PROCEEDS

              1.   The effective date of the Registrant's
     registration statement under the Act for which use of proceeds information is being disclosed was July 14, 1993, and the Commission file number assigned to the registration statement is 33-51194-NY.

              2.   The offering commenced July 14, 1993.  The
     Registrant registered 200,000 shares of Common Stock at an offering price of $6.25 per share, for an aggregate price to the public of $1,250,000. On January 13, 1994, the Registrant closed on the sale of 100,000 shares of Common Stock, yielding gross proceeds of $625,000.

              3. The offering terminated before the sale of the additional 100,000 shares of Common Stock registered pursuant to the registration statement. The offering was not underwritten and no underwriting discounts or commissions were paid in connection therewith.

              4. After deducting the expenses of the offering and distribution of the stock sold in connection therewith of $31,461, none of which consisted of underwriting discounts, commissions or underwriting expenses, or finders' fees, the Registrant received net proceeds of $593,539. The disposition of this amount is accounted for as follows:

              Consulting Fees (1)                       $51,875
              Rent Expense (2)                           51,875
              Professional Fees (3)                      50,736
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                                                       $154,484
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              5.   The net proceeds from the offering after deducting
     the above expenses, $439,055 ($593,539 - $154,484), plus accrued interest income of $65,576 and originally contributed capital prior to the public offering of the Registrant of $31,600, yields total cash held by Registrant prior to the July 1, 1997 distribution of substantially all of the proceeds of the offering to certain

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     (1)     The Registrant entered into a Consulting Agreement with
     the Zeron Group on January 14, 1994, which required payments of $15,000 annually. The Consulting Agreement was terminated on October 10, 1997. Mr. Masuda, former Chairman of the Board of Registrant, is also Chairman of the Board of the Zeron Group.

     (2) The Registrant, up until October 10, 1997, utilized the offices of its then President, Gary Takata. Pursuant to an oral agreement between the Registrant and Mr. Takata, the annual rent charged Registrant was $15,000, commencing January 14, 1994, the closing date of the Registrant's public offering.

     (3) This amount consists primarily of legal fees and expenses of Registrant, incurred in connection with the public offering and otherwise.

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     stockholders of Registrant, and the subsequent closing of the
     Stock Purchase Agreement, of $536,231. This amount was distributed as follows:


     Distributions to stockholders who purchased shares
                   in the public offering of Registrant          $454,000

     Distributions to stockholders purchasing common stock
                   of Registrant prior to the Registrant's
                   public offering                                 21,750

     Legal fees incurred in connection with the
                   Stock Purchase Agreement                        50,000

     Miscellaneous expenses associated with the operation of
                   the Registrant and the closing of the
                   Stock Purchase Agreement                        10,481
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                             Total:                               $536,231
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              6.   The July 1, 1997 distribution to certain
     stockholders effected by Registrant authorized payments, with respect to their stock ownership, to (1) Louise Jones-Takata, wife of Gary Takata, former Director, President, Secretary and Treasurer of the Registrant, and (2) Shigeru Masuda, former
     Chairman of the Board of Directors of Registrant, of $1.16 for each share of the Registrant's Common Stock held by them. Each of the above individuals, however, waived his or her right to participate in such distribution, and did not receive any amount with respect thereto.

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                         SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       DEOTEXIS, INC.



     DATE:  October 22, 1997           By:  /s/ Gerold Tebbe
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                                            Gerold Tebbe, President,
                                            Secretary and Treasurer

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                        EXHIBIT INDEX



                                                                     PAGE

     Exhibit 99.1     Information Statement of Zeron                    7
                      Acquisitions II, Inc. on Schedule
                      14f-1, dated September 26, 1997

     Exhibit 99.2     Notice to Stockholders of Registrant             15
                      dated October 20, 1997

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